                                                                    Exhibit 10.7


                                    KEYSTONE
                                  SAVINGS BANK

                                SENIOR MANAGEMENT
                              VARIABLE COMPENSATION
                                     PROGRAM

                                      2002

KEYSTONE
SAVINGS BANK

                                                               SENIOR MANAGEMENT
                                                           VARIABLE COMPENSATION
                                                                         PROGRAM


                               PROGRAM OBJECTIVES


                           ESTABLISH A FORMAL LINK BETWEEN THE
                           BUSINESS PLAN AND THE COMPENSATION PLAN

                           REFLECT MUTUALITY CREDO

                           REWARD ACHIEVEMENT OF LONG TERM
                           PERFORMANCE OBJECTIVES IN ANNUAL
                           INCREMENTS

                           RETAIN FLEXIBILITY TO ADAPT TO
                           UNFORESEEN EVENTS AND CHANGE
                           IN DIRECTION

                           INCORPORATE INDIVIDUAL PERFORMANCE
                           EVALUATION

KEYSTONE
SAVINGS BANK

                                                               SENIOR MANAGEMENT
                                                           VARIABLE COMPENSATION
                                                                         PROGRAM


                                GENERAL STRUCTURE


                           VARIABLE PAYOUTS WILL BE BASED ON BANK
                           PERFORMANCE AGAINST BUSINESS PLAN

                           BUSINESS PLAN WILL BE DEVELOPED WITH
                           DUE CONSIDERATION OF PEER PERFORMANCE

                           PROGRAM LIMITED TO SENIOR MANAGEMENT
                           WHO CAN SIGNIFICANTLY CONTRIBUTE TO
                           ACHIEVEMENT OF BUSINESS PLAN

                           VARIABLE PAYOUTS WILL BE DETERMINED
                           BASED ON PERFORMANCE RESULTS AFTER
                           PROGRAM COSTS

KEYSTONE
SAVINGS BANK

                                                               SENIOR MANAGEMENT
                                                           VARIABLE COMPENSATION
                                                                         PROGRAM


                                    VARIABLE
                                 PAYOUT TARGETS


                           EACH POSITION HAS A TARGET VARIABLE
                           PAYOUT

                           TARGETS ARE SET AS A PERCENTAGE OF
                           PARTICIPANTS BASE SALARY

                           EACH POSITION ASSESSED TO HAVE EQUAL
                           POTENTIAL TO AFFECT ACHIEVEMENT OF
                           BUSINESS PLAN

                           ACTUAL VARIABLE PAYOUTS WILL DEPEND
                           ON ACTUAL CORPORATE AND INDIVIDUAL
                           PERFORMANCE

KEYSTONE
SAVINGS BANK

                                                               SENIOR MANAGEMENT
                                                           VARIABLE COMPENSATION
                                                                         PROGRAM


                                     INITIAL
                             TARGET VARIABLE PAYOUTS
                        (As A Percentage of Base Salary)


                  Chief Executive Officer                    15%

                  Chief Operating Officer                    15%

                  Chief Financial Officer                    15%

KEYSTONE
SAVINGS BANK

                                                               SENIOR MANAGEMENT
                                                           VARIABLE COMPENSATION
                                                                         PROGRAM


                                       TWO
                              CORPORATE PERFORMANCE
                                   THRESHOLDS


              All thresholds must be achieved to activate the Plan


                                                 VARIABLE
                                               COMPENSATION      ACTUAL
                                                   PLAN           2001
                                                   ----           ----

         CAPITAL RATIO                             9.00%         (10.39%)

         NON-PERFORMING LOANS                      1.20%          (0.50%)

KEYSTONE
SAVINGS BANK

                                                               SENIOR MANAGEMENT
                                                           VARIABLE COMPENSATION
                                                                         PROGRAM


                                      THREE
                            KEY CORPORATE PERFORMANCE


                                    MEASURES

                    THREE KEY CORPORATE PERFORMANCE MEASURES
                        DETERMINE ACTUAL VARIABLE PAYOUT

                  MEASURE                                    WEIGHTING
                  -------                                    ---------

                  LOAN GROWTH                                   30%

                  DEPOSIT GROWTH                                30%

                  ROE                                           40%
                                                               ---
                                                               100%

                                    KEYSTONE

SAVINGS BANK

                                                               SENIOR MANAGEMENT
                                                           VARIABLE COMPENSATION
                                                                         PROGRAM


                        CORPORATE PERFORMANCE OBJECTIVES
                                     SUMMARY


Performance
 Measure               Minimum                TARGET             Peak
and Weight           Performance            Performance       Performance
-----------          -----------            -----------       -----------

LOAN GROWTH
 (30% Weight)

   2002              $34 million           $49 million        $59 million
                       (5.1%)                (7.3%)              (8.8%)

DEPOSIT GROWTH
 (30% Weight)

   2002              $28 million           $58 million        $68 million
                       (3.6%)                (7.5%)              (9.0%)

ROE
 (40% Weight)
   2002                7.80%                 8.87%              10.00%

KEYSTONE
SAVINGS BANK
                                                               SENIOR MANAGEMENT
                                                           VARIABLE COMPENSATION
                                                                         PROGRAM

                          VARIABLE PAYOUT DETERMINATION

                     VARIABLE PAYOUTS ARE COMPRISED OF THREE
                                  "COMPONENTS"
              (ONE FOR EACH KEY AREA OF THE BANK'S STRATEGIC PLAN)

                  VARIABLE COMPONENTS BEGIN TO PAYOUT AT
                  MINIMUM CORPORATE PERFORMANCE FOR THE
                  COMPONENT

                  PAYOUTS INCREASE SUBSTANTIALLY AS
                  PERFORMANCE FOR THE MEASURE APPROACHES
                  TARGET

                  AT TARGET PERFORMANCE, TARGET PAYOUTS
                  WILL BE EARNED FOR THE MEASURE

                  PAYOUTS CONTINUE TO INCREASE OVER TARGET

                  PAYOUTS SLOW AFTER TARGET PERFORMANCE
                  IS REACHED

                  PAYOUTS STOP AT PEAK

                  STRONG MOTIVATION TO ACHIEVE TARGETS

                  BENEFITS FROM WINDFALLS AND LOW BALL
                  TARGETS ARE LIMITED

KEYSTONE
SAVINGS BANK

                                                               SENIOR MANAGEMENT
                                                           VARIABLE COMPENSATION
                                                                         PROGRAM


                           VARIABLE PAYOUT PARAMETERS

                             TOTAL PAYOUT PARAMETERS

                              (Each Position Level)

                     (As a Percentage of Base Compensation)

                           Minimum Payout                             5.0%
                           Performance Achieved

                           TARGET Payout                             15.0%
                           Performance Achieved

                           Peak Payout                               30.0%
                           Performance Achieved

KEYSTONE
SAVINGS BANK

                                                               SENIOR MANAGEMENT
                                                           VARIABLE COMPENSATION
                                                                         PROGRAM

                           VARIABLE PAYOUT PARAMETERS

                           COMPONENT PAYOUT PARAMETERS

                              (Each Position Level)

                     (As a Percentage of Base Compensation)

                       Minimum           TARGET           Peak
      Component      Performance      Performance      Performance
      ---------      -----------      -----------      -----------

LOAN GROWTH             1.50%            4.50%            9.00%

DEPOSIT GROWTH          1.50%            4.50%            9.00%

ROE                     2.00%            6.00%           12.00%
                        -----           ------           ------

COMPONENTS
TOTAL PAYOUT            5.00%           15.00%           30.00%